UNITED  STATES
SECURITIES  AND  EXCHANGE  COMMISSION
Washington,  DC  20549

FORM  8-K

CURRENT  REPORT

Pursuant  to  Section  13  or  15(d)  of  the  Securities  Exchange  Act of 1934

Date  of  Report:  February  5,  2001

Pinnacle  Business  Management,  Inc.
(Exact  name  of  registrant  as  specified  in  its  chapter)

Nevada
(State  or  other  jurisdiction  of  incorporation)

________________________
(Commission  File  Number)

91-1871963
(IRS  Employer  Identification  No.)

2963  Gulf  to  Bay  Boulevard,  Suite  265
Clearwater,  FL  33759
(Address  of  principal  executive  offices  and  zip  code)

(727)  669-7781
(Registrant's  telephone  number,  including  area  code)


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

(a) On December 27, 2000, Pinnacle Business Management, Inc. ("Pinnacle" or the "Company") entered into a definitive Stock Purchase Agreement by and among Lo Castro and Associates, Inc., a Pennsylvania corporation, ("Lo Castro"), Vincent A. Lo Castro and Kim Lo Castro (the "Selling Shareholders"), and Jeff Turino and Michael B. Hall (the "Guarantors"). As a result of the Stock Purchase Agreement, Pinnacle acquired 1,000 shares of common stock of Lo Castro ("Lo Castro Acquisition"), and Lo Castro became a wholly owned subsidiary of Pinnacle, effective as of January 1, 2001. The Stock Purchase Agreement is attached hereto as Exhibit 1.

     The Stock Purchase Agreement was adopted by the unanimous consent of the Board of Directors of Lo Castro & Associates on December 27, 2000, and by the unanimous consent of the Board of Directors of Pinnacle on December 27, 2000. No approval of the shareholders of Pinnacle or Lo Castro is required under applicable state corporate law.

     The closing of the Lo Castro Acquisition occurred on January 19, 2001. As consideration for the Stock Purchase Agreement, the Selling Shareholders received an aggregate of (a) an amount equal to the (i) the book value of Lo Castro's assets as of December 31, 2000 plus (ii) five times the amount Lo
Castro's annualized earnings based on the third quarter of its fiscal year ending December 31, 2000 and (b) shares of Pinnacle's common stock, par value $0.001.

     At the closing, Pinnacle and the Guarantors delivered 83,300,000 shares of Pinnacle's commons stock, constituting 16.66% of Pinnacle's total authorized common stock. In addition to Pinnacle's common stock, Pinnacle executed a Secured Promissory Note with a maturity date January 1, 2007. The Secured Promissory Note is attached hereto as Exhibit 3.

     Also pursuant to the Stock Exchange Agreement, Vincent A. Lo Castro was appointed officer of Pinnacle. Vincent A. Lo Castro and Kim Lo Castro are also the beneficial owners of the 83,300,000 shares of Pinnacle's common stock received as part of his consideration under the terms of the Stock Purchase Agreement.

     The consideration exchanged pursuant to the Stock Purchase Agreement was negotiated between the shareholders of Lo Castro and the management of Pinnacle.

     In evaluating Lo Castro as a candidate for the proposed acquisition, Pinnacle used criteria such as the value of the assets of Lo Castro, its present stock price, its annual earnings, and Lo Castro's business name and reputation. The selling shareholders of Lo Castro determined that the consideration for the merger was reasonable.

(b)  Security  Ownership  of  Certain Beneficial Owners and Management.

     The following table sets forth certain information regarding beneficial ownership of the common stock as of January 19, 2001 by each individual who is known to the company, as of the date of this filing, to be the beneficial owner of more then five percent of any class of Pinnacle's voting securities. The table shows each class of equity securities of Pinnacle and its subsidiaries owned by all directors and officers of Pinnacle. Messrs. Hall and Turino are the Directors and Executive Officers of Pinnacle, and Mr. Lo Castro is an officer of Pinnacle.

Title of Class          Name and Address of    Amount and Nature of  Percent of Class
                        Beneficial Owner       Beneficial Ownership
---------------------  ----------------------  --------------------  ---------------------
Common Stock            Michael Bruce Hall               39,502,000              13.4%

---------------------  ----------------------  --------------------  ---------------------

Common Stock            Jeff Turino                      39,502,000              13.4%

---------------------  ----------------------  --------------------  ---------------------

Common Stock            Kim Lo Castro and                83,300,000              28.2%
                        Vincent Lo Castro

---------------------  ----------------------  --------------------  ---------------------

Common Stock            Officers and Directors          162,304,000              55.1%
                        as a  Group


     There are no agreements between or among any of the shareholders which would restrict the issuance of shares in any manner that would result in change of control of Pinnacle other then Shareholders Rights Agreement by and among Pinnacle and Kim Lo Castro and Vincent Lo Casto, dated as of January 1, 2001, and Stock Pledge Agreement by and among the same parties, dated as of January 1, 2001. The Shareholders Rights Agreement is attached hereto as Exhibit 4. The
Stock  Pledge  Agreement  is  attached  hereto  as  Exhibit  2.

(c) Pinnacle intends to continue the Lo Castro historical businesses as described below.

Description  of  Business

Lo Castro & Associates, Inc., a Pennsylvania corporation established on July 23, 1997, operates and conducts business through their three divisions:

     (a) Lo Castro & Associates, Inc., d/b/a/ All Pro Communications, which has two subdivisions: the first subdivision provides business telephone systems to businesses, agencies and institutions throughout the Mid-Atlantic region; the second subdivision provides cellular telephones and wireless services in the following counties: Allegheny, Washington, Westmoreland, Cambria, and Somersetn counties in Pennsylvania; Brooke, Hancock, Marshall and Ohio counties in West Virginia; and Pittsburgh, Johnstown, and Wheeling metropolitan area;

     (b) Lo Castro & Associates, Inc., d/b/a All Pro Daewoo, which sells and services Daewoo products under an agreement with Daewoo Motor America, Inc. ("DMA"), a Delaware corporation; and

     (c) Lo Castro & Associates, d/b/a All Pro Auto Mall, which sells used cars and trucks.

All  Pro  Communications

All Pro Communications, a division of Lo Castro, was organized by Vincent A. Lo Castro, current Chief Executive Officer. On May 24, 2000, All Pro entered into an agreement with NEC America, Inc. ("NECAM"), a New York corporation with a principal place of business located in Irving, Texas, to sell and distribute key telephone products and integrated wireless products and to provide installation, repair, maintenance, training and related services in the territory designated in the Agreement. The NECAM Agreement and Product Appendices are attached hereto as Exhibit 12.

All Pro is a full service telecommunications company that provides Digital Business Systems, Voice and Data Cabling, Fiber Optics, Wireless and Cellular applications, in addition to Local, Toll and Long Distance services.

Key  Telephone  Products  include:

(a)     Electra  Professional  and  Electra  Elite  Key  telephone  systems
(b)     Electra  Professional  and  Electra  Elite  Voice  Processing  Equipment
(c)     Spare  parts  for manufacture discontinued Electra Key telephone systems
(d)     Infoset  408

Wireless  Products  include:

(a)     NEAX  2000  IVS(2)
(b)     NEAX  2000  IVS
(c)     NEAX  1000  IVS/VSP
(d)     NEAX  EXPRESS  TM

Products  /  Software  include:

(a)     NEC  NEAXMail  AD-40
(b)     NEC  NEAXMail  AD-40  Limited
(c)     NEC  NEAXMail  AD-8
(d)     NEC  ElectraMail
(e)     NEC  ElectraMail  TM  AD-8
(f)     Active  Voice  Repartee
(g)     PhoneMax
(h)     Lingo  TM

CTI  Software  Products  include:

(a)     Phonekits  TM
(b)     PhoneMax  TM

All  Pro  Services  include:

(a)     Installation,  maintenance,  repair  and  customer  training  services;
(b) Maintaining an adequate number of service centers in the geographical area;
(c) Keeping the service centers equipped with spare parts, technical and engineering manuals, and product manuals;
(d) Keeping the service centers staffed with engineering and repair personnel; and
(e) Providing for the repair personnel transportation to enable them to reach any place within the territory within a period of (2) hours after receiving a telephone call requesting a repair service.

In addition to providing Business Telephone Systems, All Pro products and services include:

(a)     Voice  Mail  -  Auto  Attendant  -  Automatic  Call  Distribution;
(b)     Call  Accounting  ;
(c)     Nurse  Call  Systems  &  Emergency  Call  Systems;
(d)     CCTV  Systems;
(e)     Structured  Voice  and  Data  Cabling;  and
(f)     Local,  Toll,  and  Long  Distance  services.

All Pro Communications provides 24 hour per day, 7 day per week - Emergency Service with 4 hour guaranteed response time. Non-emergency service calls may often be handled remotely by customer care department. All Pro systems analyst can remotely dial into a customer Digital PBX, or Key System and perform remote diagnostics to determine the nature of the problem. Proper remote diagnostics are ultimately cost effective for the end user.

All Pro, as NECAM's Associate under the agreement with NEC America, Inc., has installed business telephone systems ranging in size from 2 lines to 2,000 lines. In the second, third and fourth quarter 2000, All Pro provided installation and service to the commercial industry, private business, government agencies, health care facilities and educational institutions throughout the Mid-Atlantic region.

All Pro Communication is lead by a group of experienced telecommunication professionals specializing in the sales, design, installation and service of Business Communication Systems. All Pro has approximately 25 employees, including communications consultants, certified technicians, customer service representatives and administrative personnel. Senior management of All Pro will be comprised of the same team that has directed the growth of Lo Castro since its incorporation in 1997 and includes Vincent A. Lo Castro, Mark D. Jackson, Frank J. Lo Castro and Vincent A. Trocheck. In addition, the current management brings to All Pro many years of combined experience in business management and telecommunications.

Item  7.      FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial statements of business acquired.

Financial statements of the acquired business required by this Item 7(a) will be filed as soon as practicable, and not later than April 6, 2001.

     (b)  Pro Forma financial information

Pro forma financial statements required by this Item 7(b) will be filed as soon as practicable, and not later than April 6, 2001.

EXHIBITS:

1. Stock Purchase Agreement among Pinnacle Business Management, Inc. and Vicent A. Lo Castro and Kim Lo Castro, and Michael B. Hall and Jeff Turino, dated as of December 27, 2000.

2. Stock Pledge Agreement among Pinnacle Business Management, Inc., Vincent and Kim Lo Castro, and Mark Jackson as Pledge Agent, dated as of January 1, 2001.

3. Secured Promissory Note by Pinnacle Business Management Inc., made on January 1, 2001.

4. Shareholder Rights Agreement among Pinnacle Business Management, Inc. and Kim and Vincent Lo Castro, dated as of January 1, 2001.

5. Mortgage, Security Agreement, and Financing Statement between Kim and Vicent Lo Castro, as Mortgagees, and Arnoni, LoCastro & Associates, as Mortgagor, effective as of January 1, 2001.

6. Closing Agreement between Pinnacle Business Management, Inc. and Kim and Vincent Lo Castro, dated as of January 8, 2001.

7.   Articles of Incorporation of Lo Castro and Associates, Inc.

8.   Application   for   Registration   of   Fictitious   Title   for   All  Pro
     Communications.

9.   Application for Registration of Fictitious Title for All Pro Auto Mall.

10.  Application for Registration of Fictitious Title for All Pro Daewoo.

11.  By-Laws of Lo Castro & Associates, Inc.

12. Associate Agreement between NEC America, Inc. and All Pro Communications, dated as of May 24, 2000.

12.1 Extended Hardware Warranty Products Appendix

12.2 Active Voice Product Appendix

12.3 Professional Services Appendix

13.  Daewoo  Motor  America,  Inc.  Dealer Sales and Service  Agreement  between
     Daewoo Motor America, Inc. and Lo Castro & Associates, d/b/a All Pro Daewoo, effective as of October 5, 1999.

13.1 Addendum to Daewoo Motor America, Inc., Automobile Dealer Sales and Service Agreement, executed on October 5, 1999.

14.* Exclusive Retail Dealer Agreement between Lo Castro & Associates, Inc., d/b/a All Pro Communications and Pittsburgh Cellular Telephone Company, AT&T Proprietary and Confidential, effective as of January 1, 2000.

15.* Commercial  Note:  Demand Line of Credit,  Amount  $1,500,000,  executed on
     February 13, 1998.

16.* Open-End  Mortgage  and  Security  Agreement,  made by  Arnoni,  LoCastro &
     Associates, as Mortgagor, and a national banking association as Mortgagee, on December 2, 1997.

* Confidential treatment requested pursuant to a request for confidential treatment to be filed with the Commission as soon as practicable, and not later then February 9, 2001.


SIGNATURES:

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE  BUSINESS  MANAGEMENT  INC.

/s/  Jeffrey  G.  Turino
-------------------------------------------------------
Jeffrey G. Turino, Chief Executive Officer and Director


/s/  Michael  B.  Hall
-------------------------------------------------------
Michael  B.  Hall,  President  and  Director